DEBT SUBORDINATION AGREEMENT

THIS DEBT SUBORDINATION AGREEMENT (this "Agreement") is made and entered into this _____ day of June, 2009, among __________________________ ("Subordinate Creditor"), a ____________________________________, SMF ENERGY CORPORATION, a Delaware corporation ("SMF"), SMF SERVICES, INC., a Delaware corporation ("SSI"), H & W PETROLEUM COMPANY, INC., a Texas corporation ("H&W"; each of SMF, SSI and H&W is sometimes referred to herein individually as a "Debtor," and collectively they are sometimes referred to herein as "Debtors"), and WACHOVIA BANK, NATIONAL ASSOCIATION, a national banking association (together with its successors and assigns, "Lender").

Recitals:

SMF is now and may from time to time hereafter be indebted to Subordinate Creditor, including under the Subordinated Note (defined below) executed by SMF in favor of Subordinate Creditor.

Debtors desire to continue to obtain loans, extensions of credit or other financial accommodations from Lender, which loans shall materially benefit Debtors.

Because the Subordinated Note is convertible into shares of SMF’s common stock, Subordinate Creditor has an equity stake in SMF and will therefore benefit from Lender’s continuing to extend loans to Debtors.

Lender is willing to continue to provide such financial accommodations to Debtors on the condition that Subordinate Creditor and Debtors enter into this Agreement with Lender.

NOW, THEREFORE, for TEN DOLLARS ($10.00) and other valuable consideration and the mutual covenants herein, and to induce Lender to provide financial accommodations to or for the benefit of Debtors, the parties hereto, intending to be legally bound hereby, do agree as follows:

1.           Definitions; Rules of Construction.

(a)           In addition to such other terms as are elsewhere defined herein, as used in this Agreement, the following terms shall have the following meanings:

"Bankruptcy Code" means title 11 of the United States Code.

"Business Day" shall have the meaning ascribed to it in the Loan Agreement.

"Collateral" shall have the meaning ascribed to it in the Loan Agreement.

"Default" shall have the meaning ascribed to it in the Loan Agreement.

"Event of Default" shall have the meaning ascribed to it in the Loan Agreement.

"Full Payment" means, with respect to the Senior Debt, (i) the indefeasible payment in full, in cash, of all of the Senior Debt, including, in the case of contingent obligations (such as, by way of example only, undrawn letters of credit that are issued or procured by Lender), the depositing of cash with Lender equal to 105% of the amount of such contingent obligations as security for the payment of such contingent obligations, and (ii) termination of all commitments or other agreements of Lender to make further extensions of credit under the Loan Agreement.

"Insolvency Proceeding" means, with respect to any Obligor, an action, suit, case or proceeding that is commenced by or against such Obligor for the appointment of a receiver for such Obligor or any of such Obligor's property; for entry of an order for relief under any chapter of the Bankruptcy Code with respect to such Obligor; for an assignment for the benefit of creditors of such Obligor; or for any debtor relief under any other insolvency law relating to adjustment of debts, reorganization, composition or extension of debts owed by such Obligor.

"Loan Agreement" means that certain Loan and Security Agreement dated September 26, 2002, among Lender and Debtors, as at any time amended, restated, supplemented or otherwise modified.

"Loan Documents" means the Loan Agreement and all other instruments or agreements now or hereafter evidencing or securing the payment of any of the Senior Debt, in each case, as at any time amended, restated, supplemented or otherwise modified.

"Obligor" means each Debtor and any other Person who is or may become liable for the whole or any part of the Senior Debt.

"Person" means any individual, corporation, partnership, trust, joint venture, limited liability company, other form of business organization, or governmental entity or political subdivision.

"Subordinated Debt" means all loans, advances, debts, liabilities, debit balances, covenants and duties at any time or times owed by any Debtor to Subordinate Creditor, whether direct or indirect, absolute or contingent, secured or unsecured, primary or secondary, joint or several, liquidated or unliquidated, due or to become due, now existing or hereafter arising, including (i) all debt, liabilities and obligations of SMF to Subordinate Creditor under the Subordinated Note, (ii) all debts, liabilities or obligations that are incurred by any Debtor to Subordinate Creditor in any Insolvency Proceeding, (iii) all debts, liabilities or obligations at any time owed by any Debtor to any other Person which Subordinate Creditor may have obtained by assignment, pledge, purchase or otherwise, (iv) all interest, fees, charges, expenses and attorneys' fees for which any Debtor is now or hereafter becomes liable to pay to Subordinate Creditor under any agreement or by law, and (v) any renewals, extensions or refinancings of any of the foregoing.

"Subordinated Note" means that certain Convertible Promissory Note dated June ____, 2009, made by SMF to the order of Subordinate Creditor in the principal amount of $____________, a true and correct copy of which is annexed hereto as Exhibit A.

"Senior Debt" means all loans, advances, debts, liabilities, debit balances, covenants and duties at any time or times owed by Debtors to Lender, whether direct or indirect, absolute or contingent, secured or unsecured, primary or secondary, joint or several, liquidated or unliquidated, due or to become due, now existing or hereafter arising, including (i) all debts, liabilities and obligations now or hereafter owing by Debtors to Lender under the Loan Agreement or any of the other Loan Documents, (ii) all debts, liabilities or obligations owing by any Debtor to others which Lender may have obtained by assignment, pledge, purchase or otherwise, (iii) all loans made or credit extended by Lender to any Obligor during the pendency of any Insolvency Proceeding of such Obligor, (iv) all interest, fees, charges, expenses and attorneys' fees for which any Obligor is now or hereafter becomes liable to pay to Lender under any agreement or by law (including all interest, legal fees and other charges that accrue or are incurred in connection with any of the Senior Debt during the pendency of any bankruptcy case or other Insolvency Proceeding of any Obligor, whether or not Lender is authorized by 11 U.S.C. § 506 or otherwise to claim or collect any such interest, legal fees or other charges from such Obligor), and (v) any renewals, extensions or refinancings of any of the foregoing.

(b)           All references in this Agreement to any instruments or agreements, including the Subordinated Note or any Loan Documents, shall mean and include all amendments, restatements, or modifications thereto and all extensions or renewals thereof; all references to any statutes shall include all amendments thereto and rules or regulations promulgated pursuant thereto; all references to the word "including" shall mean "including, without limitation"; and the words "herein," "hereof" and "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular section, paragraph or subdivision.  Any pronouns used herein shall be deemed to cover all genders.

2.           Subordination.

(a)           Subject to the provisions of Section 5 hereof relating to payments on the Subordinated Debt that are permitted to be made to the extent and under the circumstances set forth in Section 5, Subordinate Creditor hereby postpones and subordinates all of the Subordinated Debt to the Full Payment of all of the Senior Debt.  Without limiting the generality of the foregoing, Lender shall be entitled to receive Full Payment of all amounts due or to become due on or in respect of the Senior Debt before Subordinate Creditor is entitled to receive any payment or distribution of cash or other property on account of the Subordinated Debt.

(b)           In the event of any distribution, division or application, partial or complete, voluntary or involuntary, by operation of law or otherwise, of all or any part of the assets of any Obligor or the proceeds thereof to creditors of any Obligor or upon any indebtedness of any Obligor, by reason of the liquidation, dissolution or other winding up of such Obligor or such Obligor's business, or in the event of any sale of any Obligor's assets outside the ordinary course of business or the commencement by or against any Obligor of any Insolvency Proceeding, then and in any such event any payment or distribution of any kind or character, whether in cash, securities or other property, which shall be payable or deliverable upon or with respect to any of the Subordinated Debt (including any payment or distribution that may be payable or deliverable by reason of the payment of any other indebtedness of any Obligor being subordinate to the payment of the Subordinated Debt) shall be paid or delivered directly to Lender for application to the Senior Debt (whether or not the same is then due or payable) until Full Payment of all of the Senior Debt.  The Subordinated Note shall at all times bear a conspicuous legend that the Subordinated Debt evidenced thereby is subordinated to the Full Payment of the Senior Debt pursuant to this Agreement.  Debtors' and Subordinate Creditor's books shall be marked to evidence the subordination of all of the Subordinated Debt to the Full Payment of the Senior Debt.  Lender is authorized to examine such books from time to time and to make any notations required by this Agreement.  The provisions of this Section  2 shall remain effective and binding upon Subordinate Creditor, to the full extent of the Senior Debt, even if any of the Senior Debt is avoided, equitably subordinated or nullified in any Insolvency Proceeding of an Obligor.

3.           Warranties and Representations of Debtor and Subordinate Creditor.  Each Debtor and Subordinate Creditor hereby represent and warrant that: (a) it has not relied nor will it rely on any representation or information of any nature made by or received from Lender relative to any Debtor, any Debtor's financial condition, or the existence, value or extent of any Collateral, in deciding to execute this Agreement; (b) no part of the Subordinated Debt is evidenced by any instrument or writing except the Subordinated Note; (c) Subordinate Creditor is the lawful owner of the Subordinated Debt; (d) Subordinate Creditor has not heretofore assigned or transferred any of the Subordinated Debt, any interest therein or any Collateral or security pertaining  thereto; and (e) Subordinate Creditor has not heretofore given any subordination in respect of the Subordinated Debt.

4.           Negative Covenants.  For so long as this Agreement is in effect:  (a) no Debtor shall, directly or indirectly, make any payment (other than a payment expressly permitted by Section 5 hereof) on account of, repurchase, redeem or otherwise retire or grant a security interest in, mortgage, pledge, assign or transfer any properties to secure or satisfy all or any part of the Subordinated Debt; (b) Subordinate Creditor shall not demand, collect or accept from any Obligor or any other Person any payment (other than a payment permitted by Section 5 hereof) or security on account of the Subordinated Debt or any part thereof, or accelerate the maturity of the Subordinated Debt or realize upon or enforce any security pledged by any Person as collateral for any of the Subordinated Debt; (c) Subordinate Creditor shall not exchange, set off, release, otherwise discharge any part of the Subordinated Debt, provided, however, that nothing herein shall be construed to limit the rights of Subordinate Creditor to convert the Subordinate Debt to Debtor’s Common Stock in accordance with the terms of the Subordinate Debt; (d) Subordinate Creditor shall not give any subordination in respect of the Subordinated Debt or sell, transfer, assign or grant a security interest or participation in any of the Subordinated Debt to any Person other than Lender without prior written notice to Lender and the execution by the recipient of a subordination agreement substantially identical to this Agreement, in form and substance reasonably satisfactory to Lender; (e) no Debtor shall hereafter issue any instrument, security or other writing evidencing any part of the Subordinated Debt, and Subordinate Creditor will not receive any such writing, except upon the prior written approval of Lender or at the request of and in the manner requested by Lender; (f) Debtors and Subordinate Creditor shall not amend, alter or modify any provision of the Subordinated Note or otherwise shorten the maturity of any of the Subordinated Debt without the prior written consent of Lender; (g) Subordinate Creditor shall not commence or join with any other creditors of an Obligor in commencing any Insolvency Proceeding against such Obligor; and (h)  neither any Debtor nor Subordinate Creditor otherwise shall take or permit any action prejudicial to or inconsistent with Lender's priority position over Subordinate Creditor that is created by this Agreement.

5.           Permitted Payments.

(a)           Except as otherwise provided in Section 5(b), SMF may pay to Subordinate Creditor, and Subordinate Creditor may accept and retain, any regularly scheduled installments of interest due and owing to Subordinate Creditor from SMF under the Subordinated Note in accordance with its present tenor, but without prepayment (whether mandatory or optional) or payment upon acceleration.

(b)           SMF shall not be permitted to make, nor shall Subordinate Creditor be permitted to accept or retain, any payments with respect to any Subordinated Debt (whether constituting payments of principal, interest, fees or other charges) if any Default or Event of Default exists at the time of or would result from such payment.

In no event shall Lender's continuing to honor any requests of Obligors for loans under the Loan Agreement after the occurrence or existence of any Default or Event of Default be deemed a waiver thereof, unless such Default or Event of Default is expressly waived in writing by Lender.

6.           Turnover of Prohibited Transfers.  If any payment, distribution or security, or the proceeds thereof, are received by Subordinate Creditor on account of or with respect to any of the Subordinated Debt other than as expressly permitted in Section 5 hereof, Subordinate Creditor shall forthwith deliver same to Lender in the form received (except for the addition of any endorsement or assignment necessary to effect a transfer of all rights therein to Lender) for application to the Senior Debt or, at Lender's option, Subordinate Creditor shall pay to Lender the amount thereof on demand.  Lender is irrevocably authorized to supply any required endorsement or assignment which may have been omitted.  Until so delivered, any such payment, distribution or security shall be held by Subordinate Creditor in trust for Lender and shall not be commingled with other funds or property of Subordinate Creditor.  It shall not be a defense to any obligation of Subordinated Creditor to return, disgorge or otherwise pay to Lender the amount of any payment received by Subordinate Creditor with respect to the Subordinated Debt pursuant to this Section 6 that Subordinate Creditor did not have notice or knowledge, at the time of its receipt of any such payment, that such payment was not permitted to be made or retained pursuant to the provisions of Section 5 hereof.

7.           Authority to Act for Subordinate Creditor.  Until Full Payment of the Senior Debt, Lender shall have the right to act as Subordinate Creditor's attorney-in-fact for the purposes specified in this Section and Subordinate Creditor hereby irrevocably appoints Lender as Subordinate Creditor's true and lawful attorney, with full power of substitution, in the name of Subordinate Creditor or in the name of Lender, for the use and benefit of Lender, without notice to Subordinate Creditor or any of Subordinate Creditor's representatives, successors or assigns, to perform the following acts, at Lender's option, at any meeting of creditors of an Obligor or in connection with any Insolvency Proceeding:

(a)           to enforce claims comprising the Subordinated Debt, either in its own name or in the name of Subordinate Creditor, by proof of debt, proof of claim, suit or otherwise;

(b)           to collect any assets of an Obligor distributed, divided or applied by way of dividend or payment, or any securities issued, on account of the Subordinated Debt and to apply the same, or the proceeds of any realization upon the same that Lender in its discretion elects to effect, to the Senior Debt until Full Payment of all of the Senior Debt (including all interest accruing on the Senior Debt after the commencement of any Insolvency Proceeding), rendering any surplus to Subordinate Creditor if and to the extent permitted by law;

(c)           to vote claims comprising the Subordinated Debt to accept or reject any plan of partial or complete liquidation, reorganization, arrangement, composition or extension; and

(d)           to take generally any action in connection with any such Insolvency Proceeding that Subordinate Creditor would be authorized to take but for this Agreement.

In no event shall Lender be liable to Subordinate Creditor for any failure to prove the Subordinated Debt, to exercise any right with respect thereto or to collect any sums payable thereon.

8.           Certain Waivers and Consents.  Each Debtor and Subordinate Creditor hereby waive any defense based on the adequacy of a remedy at law which might be asserted as a bar to the remedy of specific performance of this Agreement in any action brought therefor by Lender.  To the fullest extent permitted by law, Debtors and Subordinate Creditor each hereby further waives:  (i) presentment, demand, protest, notice of protest, notice of default or dishonor, notice of payment or nonpayment and any and all other notices and demands of any kind in connection with all negotiable instruments evidencing all or any portion of the Senior Debt or the Subordinated Debt to which any Debtor or Subordinate Creditor may be a party; (ii) the right to require Lender to marshal any securities, or to enforce any security interest or lien that Lender may now or hereafter have in any Collateral securing the Senior Debt or to pursue any claim it may have against any Obligor, as a condition to Lender's entitlement to receive any payment on account of the Subordinated Debt; (iii) notice of the acceptance of this Agreement by Lender; (iv) notice of any loans made under, extensions granted, amendments to the Loan Agreement or the other Loan Documents, other action taken by Lender in reliance hereon or the existence of any Default or Event of Default; and (v) all other demands and notices of every kind in connection with this Agreement, the Senior Debt or the Subordinated Debt.  Subordinate Creditor acknowledges, understands and agrees that it will not be authorized to rely upon Lender to provide Subordinate Creditor with any information concerning the financial condition or business prospects of any Debtor, the existence, quantity or value of any of the Collateral, the status of any Debtor's loan relationship with Lender under any of the Loan Documents, the existence or non-existence of any Default or Event of Default or any other matter arising out of or related to any of the Loan Documents, and Subordinate Creditor alone shall be responsible for obtaining from Debtor all information concerning the foregoing.  Subordinate Creditor hereby consents and agrees that Lender may, without in any manner impairing, releasing or otherwise affecting the subordination provided for in this Agreement or any of Lender's rights hereunder and without prior notice to or the consent of Subordinate Creditor: (i) release, renew, extend, compromise, postpone the time of payment of or forbear from collecting any of the Senior Debt; (ii) substitute, exchange or release any or all of the Collateral or decline or neglect to perfect or enforce Lender's security interest in any of the Collateral; (iii) add or release any Person primarily or secondarily liable for any of the Senior Debt; (iv) amend, modify, renew or extend any of the Loan Documents or waive or grant forbearances with respect to any Event of Default thereunder; and (v) increase or decrease the amount of the Senior Debt or the rate of interest or the amount or time of payment of any other fees or charges payable in connection therewith; (vi) elect in any case under the Bankruptcy Code for the application of Section 1111(b)(2) of the Bankruptcy Code; and (vii) consent to the use of any cash collateral or any borrowing or grant of a security interest under Section 364 of the Bankruptcy Code.

9.           Subrogation.  Provided that Full Payment of the Senior Debt has occurred, Subordinate Creditor shall be subrogated (without any representation by or recourse to Lender) to the rights of Lender to receive payments or distributions of cash, property or securities payable or distributable on account of the Senior Debt, to the extent of all payments and distributions paid over to or for the benefit of Lender pursuant to this Agreement on account of the Subordinated Debt.  In no event, however, shall Subordinate Creditor have any rights or claims against Lender for any alleged impairment of Subordinate Creditor's subrogation rights, Subordinate Creditor acknowledging that any actions taken by Lender with respect to the Senior Debt or the Collateral are authorized and consented to by Subordinate Creditor.

10.           Statement of Account.  Each Debtor and Subordinate Creditor hereby agree to render to Lender from time to time upon Lender's request therefor a statement of Debtors' account with Subordinate Creditor and to afford Lender access to the books and records of Subordinate Creditor and Debtors in order that Lender may make a full examination of the state of accounts of Debtors with Subordinate Creditor.

11.           Validity of Subordinated Debt.  The provisions of this Agreement subordinating the Subordinated Debt are solely for the purpose of defining the relative rights of Lender and Subordinate Creditor and shall not impair, as between Subordinate Creditor and SMF, the obligation of SMF, which is unconditional and absolute, to pay the Subordinated Debt in accordance with its terms except as payment thereof may be postponed in accordance with this Agreement.

12.           Indulgences Not Waivers.  Neither the failure nor any delay on the part of Lender to exercise any right, remedy, power or privilege hereunder shall operate as a waiver thereof or give rise to an estoppel, nor be construed as an agreement to modify the terms of this Agreement, nor shall any single or partial exercise of any right, remedy, power or privilege with respect to any occurrence be construed as a waiver of such right, remedy, power or privilege with respect to any other occurrence.  No waiver by a party hereunder shall be effective unless it is in writing and signed by the party making such waiver, and then only to the extent specifically stated in such writing.

13.           Duration.  This Agreement shall become effective when executed by Debtors and Subordinate Creditor and accepted by Lender, and, when so accepted, shall constitute a continuing agreement of subordination, and shall remain in effect until Full Payment of all of the Senior Debt and all instruments and agreements at any time evidencing or securing the whole or any part of the Senior Debt, including the Loan Agreement, have been terminated in accordance with their terms.  Lender may, without notice to Subordinate Creditor, extend or continue credit and make other financial accommodations to or for the account of Debtor in reliance upon this Agreement.  The provisions of this Agreement shall continue to be effective or be reinstated, as the case may be, if at any time payment of any Senior Debt is rescinded or otherwise must be returned by Lender upon or in connection with any Insolvency Proceeding or otherwise, all as if any such payment had not been made.

14.           Default and Enforcement.  Subordinate Creditor shall give written notice to Lender of any default or event of default with respect to the Subordinated Debt, promptly after having obtained knowledge of the occurrence or existence of any such default or event of default.  If an Event of Default shall occur or exist, all of the Senior Debt shall, at the option of Lender, become immediately due and payable without presentment, demand, protest, or notice of any kind, notwithstanding any time or credit otherwise allowed.  At any time Subordinate Creditor fails to comply with any provision of this Agreement that is applicable to Subordinate Creditor, Lender may demand specific performance of this Agreement, whether or not Debtors have complied with this Agreement, and may exercise any other remedy available at law or equity.  Without limiting the generality of the foregoing, if Subordinate Creditor, in violation of this Agreement, shall institute or participate in any action, suit or proceeding against any Obligor, Debtors may interpose as a defense or dilatory plea this Agreement and Lender is irrevocably authorized to intervene and to interpose such defense or plea in its or any Debtor's name.  If Subordinate Creditor attempts to enforce or realize upon any security for the Subordinated Debt in violation of this Agreement, any Debtor or Lender (in any Debtor's or Lender's name) may by virtue of this Agreement restrain such realization or enforcement.

15.           Litigation; Jurisdiction and Venue.  Subordinate Creditor and Debtor each hereby irrevocably consents to the jurisdiction of the courts of the State of Florida and of any federal court located in the State of Florida, in connection with any action or proceeding arising out of or relating to this Agreement.  In any such litigation, Subordinate Creditor and Debtor each waives personal service of any summons, complaint or other process, and agrees that the service thereof may be made by certified or registered mail direct to Subordinate Creditor and Debtors at their respective places of business set forth in Section 16 hereof.  In the alternative, in its sole discretion, Lender may effect service upon either Subordinate Creditor or any Debtor in any other form or manner permitted by law.  The choice of forum set forth herein shall not be deemed to preclude the enforcement of any judgment obtained in such forum or the taking of any action under this Agreement to enforce the same in any appropriate jurisdiction, or the commencement by Lender, in its sole discretion, of any action or suit in any jurisdiction where any Collateral may be found to repossess or foreclose upon any such Collateral.

16.           Notices.  All notices, requests, demands and other communications required or permitted under this Agreement or by law shall be in writing and shall be deemed to have been duly given, made and received when delivered against receipt, or when received by telecopy at the office of the noticed party or on the third Business Day after deposit in the United States mails, postage prepaid, addressed as set forth below:

(a)	If to Lender:	Wachovia Bank, National Association
110 East Broward Blvd., Suite 2050
Miami, Florida 33301
Attention: Portfolio Manager
Facsimile: (954) 467-5520

(b)	If to Subordinate Creditor:

(c)	If to any Debtor:	SMF Energy Corporation
H & W Petroleum Company, Inc.
SMF Services, Inc.
200 West Cypress Creek Road, Suite 400
Fort Lauderdale, Florida 33309
Attention: Richard E. Gathright, President
Facsimile: __________________________

Any addressee may alter the address to which communications are to be sent by giving notice of such change of address in conformity with the provisions of this Section for the giving of notice.  Notice given in any other manner shall nevertheless be effective as to the noticed party on the date actually received by such noticed party.

17.           Lender's Duties Limited.  The rights granted to Lender in this Agreement are solely for its protection and nothing herein contained imposes on Lender any duties with respect to any property either of an Obligor or of Subordinate Creditor heretofore or hereafter received by Lender beyond reasonable care in the custody and preservation of such property while in Lender's actual possession.  Lender has no duty to preserve rights against prior parties on any instrument or chattel paper received from Debtor or Subordinate Creditor as collateral security for the Senior Debt or any portion thereof.

18.           Amendments to Loan Documents.  Whether or not any Debtor has agreed with Subordinate Creditor not to enter into any amendments to the Loan Documents without notice to or the consent of Subordinate Creditor, Debtors and Lender may amend or modify the Loan Documents at any time and in any manner and such amendments or modifications shall be effective notwithstanding Debtors' failure to give notice thereof to Subordinate Creditor or to obtain Subordinate Creditor's consent thereto, and Subordinate Creditor shall have no claim or cause of action against Lender by reason of Debtors' failure to give such notice or obtain such consent even if Lender is aware of such failure.

19.           Authority.  Each Debtor and Subordinate Creditor each represents and warrants that it has authority to enter into this Agreement and that the Person signing for them is authorized and directed to do so.

20.           Entire Agreement.  This Agreement constitutes and expresses the entire understanding among the parties hereto with respect to the subject matter hereof, and supersedes all prior agreements and understandings, inducements or conditions, whether express or implied, oral or written.  If and to the extent the terms hereof are inconsistent with any subordination provisions contained in the Subordinated Note, the terms of this Agreement shall govern and control. Neither this Agreement nor any portion or provision hereof may be changed, waived or amended orally or in any manner other than by an agreement in writing signed by Lender, Debtors and Subordinate Creditor.

21.           Additional Documentation.  Debtors and Subordinate Creditor shall execute and deliver to Lender such further instruments and shall take such further action as Lender may at any time or times reasonably request in order to carry out the provisions and intent of this Agreement.

22.           Expenses.  Debtors jointly and severally agree to pay Lender, on demand, all expenses of every kind, including reasonable attorneys' fees, that Lender may incur in enforcing any of Lender's rights under this Agreement.

23.           Successors and Assigns.  This Agreement shall inure to the benefit of Lender and its successors and assigns, and shall be binding upon each Debtor and Subordinate Creditor and their respective successors and assigns.  Without limiting the generality of the foregoing sentence, any Person whose loans or advances to any Debtor hereafter are used to refinance and pay indefeasibly in full the Senior Debt shall be deemed (unless otherwise elected by such Person) for all purposes hereof to be the successor to Lender, and from and after the date of any such refinancing and satisfaction in full of the Senior Debt such Person shall be deemed (unless otherwise elected by such Person) a party hereto in the place and stead of Lender as if such Person had been the original signatory hereto, and all loans, advances, liabilities, debit balances, covenants and duties at any time or times owed by any Debtor to such successor to Lender, whether direct or indirect, absolute or contingent, secured or unsecured, due or to become due, then existing or thereafter arising, including any renewals, extensions, modifications, or replacements of any of the foregoing, shall be deemed (unless otherwise elected by such Person) for all purposes hereunder to constitute and be Senior Debt.  The term "Debtor" and "Subordinate Creditor" as used in this Agreement shall include the individuals, firms or corporations named herein as Debtor or Subordinate Creditor and (a) any successor individual, firm or corporation to which all or substantially all of the business or assets of either of them shall have been transferred; (b) in the case of a partnership, any new partnership which shall have been created by reason of the admission of any new partner therein or the dissolution of the then existing partnership; and (c) in the case of a corporation, any other corporation into or with which any corporate Debtor or corporate Subordinate Creditor shall have been merged, consolidated, reorganized or absorbed.

24.           Defects Waived.  This Agreement is effective notwithstanding any defect in the validity or enforceability of any instrument or document at any time evidencing or securing the whole or any part of the Senior Debt.

25.           Governing Law.  The validity, construction and enforcement of this Agreement shall be governed by the internal laws of the State of Florida.

26.           Severability.  The provisions of this Agreement are independent of and separable from each other.  If any provision hereof shall for any reason be held invalid or unenforceable, it is the intent of the parties that such invalidity or unenforceability shall not affect the validity or enforceability of any other provision hereof, and that this Agreement shall be construed as if such invalid or unenforceable provision had never been contained herein.

27.           Execution in Counterparts; Telecopied Signatures.  This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts taken together shall constitute but one and the same instrument.  In proving this Agreement in any judicial proceeding, it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom such enforcement is sought.  Any signatures delivered by a party by facsimile transmission shall be deemed an original signature hereto.

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signatures begin on following page.]

28.           Jury Trial Waiver.  In the event of any litigation with respect to any matter concerned with this Agreement or the Senior Debt, Subordinate Creditor, Debtors and Lender each hereby waives all rights to a trial by jury.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed, sealed and delivered on the day and year first above written.

SUBORDINATE CREDITOR:

By:
Name:
Title:

DEBTORS:

SMF ENERGY CORPORATION

By:
Name:
Title:

H & W PETROLEUM COMPANY, INC.

By:
Name:
Title:

SMF SERVICES, INC.

By:
Name:
Title:

LENDER:

WACHOVIA BANK, NATIONAL ASSOCIATION

By:
Name:
Title:

Debt Subordination Agreement